Net Income Per Share	12 Months Ended
Dec. 31, 2012
Net Income Per Share
Net Income Per Share

19.                Net Income Per Share

The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2010, 2011 and 2012:

	For the year ended December 31,
	2010	2011	2012
Numerator (RMB in thousands):
Net income attributable to NetEase, Inc.’s shareholders for basic/dilutive net income per share calculation	2,235,772	3,234,264	3,637,452

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,246,426	3,265,550	3,282,663
Dilutive effect of employee stock options and restricted share units	15,460	11,154	5,667
Weighted average number of ordinary shares outstanding, diluted	3,261,886	3,276,704	3,288,330
Net income per share, basic (RMB)	0.69	0.99	1.11
Net income per share, diluted (RMB)	0.69	0.99	1.11

Basic net income per share is computed using the weighted average number of the ordinary shares outstanding during the year. Diluted net income per share is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the year. For the years ended December 31, 2010, 2011 and 2012, options to purchase ordinary shares and RSUs that were anti-dilutive and excluded from the calculation of diluted net income per share was approximately 5.0 million shares, 9.6 million shares and 4.2 million shares, respectively.